UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Small-Cap Value Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap value stocks recorded decent gains over the past six months. Investors favored large-caps and growth-oriented stocks, however, causing our investment universe to not quite keep pace with the overall market. Markets were volatile throughout most of the period, as investors weighed worries about the ongoing European debt crisis and signs of slowing economic growth in the U.S. against generally healthy corporate profit growth. Stocks managed to rally again late in the period as data emerged indicating that the economic recovery remained on track despite disappointing job growth and persistent weakness in the housing market. My general view is that the recovery will continue despite the many challenges facing the global economy, providing the opportunity for further—but probably modest—gains in the remainder of the year.

The Small-Cap Value Fund returned 5.31% over the past six months. The fund outperformed its value benchmarks and peer groups, but due to the stronger performance of growth versus value stocks, it lagged those with a growth component. While these results have recently weighed on the fund’s comparison with its more growth-oriented Lipper core category, the fund remains very favorably ranked over longer time periods. (Although Lipper classifies the portfolio as “small-cap core,” we also show results for the small-cap value funds category, which we think is more compatible with our investment style and objective. Based on cumulative total return, Lipper ranked the Small-Cap Value Fund 578 of 750, 344 of 675, 213 of 529, and 31 of 311 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2011, respectively. Results will vary for other periods. Returns were lower for Advisor Class shares due to their higher fee structure and other factors. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy continued on a path of continued, if frustratingly slow, and uneven recovery in the first half of 2011. Healthy exports boosted the manufacturing sector early in the year, while subdued growth in consumer income and spending helped the service sector expand at a more modest pace. After struggling through much of the latter half of 2010, the labor market gained some momentum early in 2011. The housing sector remained especially weak, with home construction falling to record-low levels, although there were tentative signs that the sector’s decline was leveling off. Corporate profit growth remained robust despite the slow pace of the recovery, helping many stocks reach new highs in April. A rising number of mergers and acquisitions and the Federal Reserve’s stimulative “QE2” bond purchases also boosted sentiment.

Investors’ enthusiasm evaporated late in the spring, however, as the recovery failed to pick up speed. Most worrisomely, job growth decelerated sharply in May and June, and the unemployment rate began to climb again after months of declines. In a replay of 2010, developments overseas appeared partly to blame for the slowdown. Political turmoil in North Africa and the Middle East led to a surge in oil and gasoline prices early in the year that took a bite out of household budgets and weighed on consumer confidence. Another factor clearly was the devastating earthquake and tsunami that struck northeastern Japan in March, which caused problems in global manufacturing supply chains, particularly in the auto sector. Additionally, European officials scrambled to develop and agree upon new financial assistance to prevent Greece from defaulting on or restructuring its sovereign debt. As the period came to a close, many economists were joining the Federal Reserve in lowering growth estimates.

Having often been at the sweet spot of the market’s rally over the past few years, small-cap value shares lagged other categories over the past six months. Within the small-cap value universe, health care stocks led returns, thanks in part to greater clarity about last year’s health care reform legislation. Telecommunication services and utilities stocks were also strong, while financials, industrials and business services, and consumer discretionary stocks lagged.

PORTFOLIO ACTIVITY

A wide range of holdings contributed to the fund’s gains over the past six months. As our longtime shareholders are aware, we have emphasized the industrials and business services sector for some time, partly because it allows small-cap investors to access strong growth overseas. In my last letter, I mentioned the strong performance of 3D Systems, whose products create three-dimensional objects directly from computer models. The company remained one of our top performers in the past six months, despite some weakness late in the period. Trucking firm Landstar System benefited from falling diesel prices, which should ease pressure on operating costs. Short-line and regional freight railroad Genesee & Wyoming caught investors’ attention with a flurry of new business developments, including acquisition of a major mine in South Australia. Raven Industries, a multi-industry manufacturer, announced healthy earnings on strong sales from its various divisions. Finally, Nordson, an Ohio-based maker of industrial equipment, including adhesives dispensing systems, enjoyed a competitive advantage in global markets due to weakness in the U.S. dollar. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Although they pulled back late in the period, consumer discretionary holdings also performed well, thanks largely to strength among specialty retailers. Aaron’s, which offers rent-to-own consumer electronics, computers, and residential and office furniture, was our top contributor after reporting increased customer traffic and boosting sales projections. The company’s shares also benefited from fewer worries about consumer credit regulation. Similarly, we had anticipated that discount clothier Men’s Wearhouse would profit from the disappearance of competitors following the recession. The firm has demonstrated its dominance, selling one in every four suits in America and renting one in every five tuxedos. The firm is transitioning from an everyday low price to a more aggressive promotional model, which is demonstrating positive results.

Commodity prices skyrocketed early in the year thanks to strong growth in emerging markets, although some speculated that the Federal Reserve’s QE2 program also played a role by creating liquidity that flowed to hard assets. The fund benefited from these trends through investments in chemicals and metals and mining firms. Chemicals producer Innospec, which specializes in fuel additives, saw strong sales in international markets. Carpenter Technology produces very high-temperature alloys used in a variety of specialized applications. A revival in the aerospace sector has boosted demand for alloys used in aircraft parts, and the hunt for deeper and more complex oil and natural gas fields has benefited demand for specialized alloys used in drilling equipment.

Our holdings in the financials sector lagged in the period. Capital markets positions were particularly disappointing due to the turbulent, low interest rate market environment. Stifel Financial, a financial services firm that offers full-service retail and institutional brokerage and investment banking, faced headwinds during the period from a decline in advisory and municipal underwriting activity. The same factors weighed on middle-market investment banks Piper Jaffray and KBW. Mortgage insurer Radian has suffered continued losses due to well-publicized problems in the mortgage market, but we are confident that it will survive the slump and emerge in a stronger competitive position.

Having surged in 2010, the fund’s energy holdings retreated alongside oil prices in the spring. Northern Oil & Gas, Forest Oil, and Penn Virginia weighed particularly on results. Cloud Peak Energy, which operates three wholly owned coal mines located in the Powder River Basin of Montana and Wyoming, was also weak as coal prices stagnated. BTU International, a technology firm that supplies thermal processing equipment used in the making of solar cells and nuclear fuel, slumped as the company lowered its revenue guidance on some shipment delays. One welcome exception in the energy sector was Carbo Ceramics, which provides materials used to access deposits of oil and natural gas trapped in shale rock, an important new source of domestic energy supplies—and one currently being exploited by several of our other holdings. We trimmed our position following strong performance.

Consistent with our goal of maintaining a highly diversified portfolio, we added a wide variety of holdings to the fund over the past six months. True Religion Apparel is a fast-growing retailer of high-end jeans, and we took advantage of a dip in the shares following some weakness we believe is temporary. In the technology sector, we added Power-One, a maker of electronic components with a promising market in the solar field, and Supertex, a producer of high-voltage semiconductor components used in ultrasound and other medical equipment. In the materials sector, we initiated a position in Schnitzer Steel. The Oregon-based scrap metals processing firm is poised to benefit from high steel prices and can ship its “clean scrap” to Asia and other markets out of adjacent deepwater ports. We added a position in Quanex Building Products, which provides products used in windows and doors, as well as aluminum sheet products to the construction and transportation industries. We believe the company is positioned to benefit from the eventual recovery in the housing sector.

Our sales followed typical patterns as well. We eliminated Whiting Petroleum from the portfolio following strong gains, which pushed the company well outside our market capitalization limit. Similar considerations drove our trim of FLIR Systems, a provider of infrared technology for the military and other customers. We will occasionally invest in a company’s convertible bond when we see a good opportunity. Several of our bond holdings, including Penn Virginia and Acadia Realty, began trading at or above par, leading us to sell the bond and invest in the common stock in its place. We sold other positions following share appreciation, including Blue Coat Systems. The provider of hardware and software for Internet security has been struggling with weakening revenues in its European business. Shares saw some recovery early in the period, and we have reduced our position. We also trimmed our position in FTI Consulting, as the bankruptcy and restructuring consultant turned in disappointing quarterly results and lowered its yearly guidance.

OUTLOOK

I share many of the worries that have preoccupied investors in recent weeks, including concerns over the stalled debt limit negotiations in the U.S. and the potential for European debt defaults. That noted, I believe history has demonstrated the difficulty for investment managers—or even economists—to predict and adjust for the impact of potential economic events. As a result, my reactions to such events tend to be “second derivative” in nature—that is, I will step in as a buyer when prices have plunged following negative events, and I will trim or eliminate positions when euphoria has taken hold. Most recently, for example, I added to holdings that sold off following the Japan earthquake and tsunami, while I trimmed energy positions that appreciated as oil surged to well above $100 per barrel.

While my basic investment process is fairly steady in most environments, I have an opinion on the near future: I believe the most likely scenario for the economy is continued expansion. Interest rates remain low, and businesses have an incentive to expand. The U.S. dollar is under pressure for the long term, but I expect that investors’ search for a safe haven should provide support for our currency in the coming months.

Based on this outlook and the fact that stocks are still attractive relative to bonds, I am modestly bullish on equities. While there are many opportunities among small-cap stocks, large-caps seem generally more attractive on a valuation basis. Finally, given the recent strong performance of growth stocks, I see fewer opportunities in traditional growth names, while classic value stock sectors such as financials provide better (if more risky) potential returns.

Respectfully submitted,

Preston G. Athey
President of the fund and chairman of its Investment Advisory Committee

July 15, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market). Performance is reported on a total return basis.

Russell 2000 Growth Index: An index of those firms in the Russell 2000 with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index of those firms in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

**Investor Class**

| | 6 Months Ended 6/30/11‡ | Year Ended 12/31/10‡ | 12/31/09‡ | 12/31/08‡ | 12/31/07‡ | 12/31/06‡ |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 36.13 | $ 29.48 | $ 23.50 | $ 35.92 | $ 41.21 | $ 36.91 |
| Investment activities | | | | | | |
| Net investment income | 0.08 | 0.25 | 0.22 | 0.20 | 0.26 | 0.25 |
| Net realized and unrealized gain (loss) | 1.84 | 7.18 | 6.09 | (10.58) | (0.39) | 5.73 |
| Total from investment activities | 1.92 | 7.43 | 6.31 | (10.38) | (0.13) | 5.98 |
| Distributions | | | | | | |
| Net investment income | – | (0.26) | (0.26) | (0.27) | (0.28) | (0.27) |
| Net realized gain | – | (0.52) | (0.07) | (1.77) | (4.88) | (1.41) |
| Total distributions | – | (0.78) | (0.33) | (2.04) | (5.16) | (1.68) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 38.05** | **$ 36.13** | **$ 29.48** | **$ 23.50** | **$ 35.92** | **$ 41.21** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return**(1) | **5.31%** | **25.25%** | **26.88%** | **(28.61)%** | **(0.13)%** | **16.24%** |
| Ratio of total expenses to average net assets | 0.82%(2) | 0.83% | 0.87% | 0.85% | 0.81% | 0.83% |
| Ratio of net investment income to average net assets | 0.41%(2) | 0.80% | 0.87% | 0.63% | 0.62% | 0.63% |
| Portfolio turnover rate | 2.5% | 11.7% | 7.8% | 13.2% | 14.0% | 12.2% |
| Net assets, end of period (in millions) | $ 6,432 | $ 5,985 | $ 4,807 | $ 3,581 | $ 4,936 | $ 5,387 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

## Advisor Class

| | 6 Months Ended 6/30/11‡ | Year Ended 12/31/10‡ | 12/31/09‡ | 12/31/08‡ | 12/31/07‡ | 12/31/06‡ |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 35.92 | $ 29.32 | $ 23.39 | $ 35.74 | $ 40.99 | $ 36.73 |
| Investment activities | | | | | | |
| Net investment income | 0.03 | 0.18 | 0.16 | 0.14 | 0.18 | 0.18 |
| Net realized and unrealized gain (loss) | 1.83 | 7.13 | 6.06 | (10.51) | (0.38) | 5.69 |
| Total from investment activities | 1.86 | 7.31 | 6.22 | (10.37) | (0.20) | 5.87 |
| Distributions | | | | | | |
| Net investment income | – | (0.19) | (0.22) | (0.21) | (0.17) | (0.20) |
| Net realized gain | – | (0.52) | (0.07) | (1.77) | (4.88) | (1.41) |
| Total distributions | – | (0.71) | (0.29) | (1.98) | (5.05) | (1.61) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 37.78** | **$ 35.92** | **$ 29.32** | **$ 23.39** | **$ 35.74** | **$ 40.99** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return**(1) | **5.18%** | **24.98%** | **26.62%** | **(28.74)%** | **(0.31)%** | **16.02%** |
| Ratio of total expenses to average net assets | 1.07%(2) | 1.07% | 1.06% | 1.02% | 1.02% | 1.02% |
| Ratio of net investment income to average net assets | 0.16%(2) | 0.56% | 0.64% | 0.43% | 0.42% | 0.44% |
| Portfolio turnover rate | 2.5% | 11.7% | 7.8% | 13.2% | 14.0% | 12.2% |
| Net assets, end of period (in millions) | $ 1,110 | $ 1,074 | $ 790 | $ 427 | $ 670 | $ 738 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 92.0%** | | |
| **CONSUMER DISCRETIONARY 11.3%** | | |
| **Auto Components 1.2%** | | |
| Dorman Products (1)(2) | 1,050,000 | 41,559 |
| Drew Industries | 1,018,900 | 25,187 |
| Fuel Systems Solutions (2) | 370,000 | 9,232 |
| Shiloh Industries (1) | 1,036,000 | 11,168 |
| Strattec Security (1) | 294,100 | 6,170 |
| | | 93,316 |
| **Automobiles 0.3%** | | |
| Winnebago (1)(2) | 2,010,000 | 19,416 |
| | | 19,416 |
| **Distributors 0.6%** | | |
| Pool | 935,000 | 27,873 |
| Weyco Group (1) | 607,084 | 14,934 |
| | | 42,807 |
| **Diversified Consumer Services 0.8%** | | |
| Ascent Capital Group, Class A (2) | 615,000 | 32,576 |
| Matthews International, Class A | 293,500 | 11,784 |
| National American University Holdings (1) | 1,816,000 | 17,089 |
| | | 61,449 |
| **Hotels, Restaurants & Leisure 0.5%** | | |
| Orient-Express (2) | 2,630,000 | 28,272 |
| Red Robin Gourmet Burgers (2) | 204,940 | 7,456 |
| | | 35,728 |
| **Household Durables 1.5%** | | |
| Cavco Industries (1)(2) | 678,900 | 30,551 |
| CSS Industries (1) | 991,000 | 20,742 |
| Dixie Group (2) | 1,114,600 | 4,759 |
| Ethan Allen Interiors | 360,000 | 7,664 |
| Hooker Furniture (1) | 965,000 | 8,550 |

| | | |
|---|---|---|
| Stein Mart (1) | 2,375,000 | 22,895 |
| | | 334,593 |
| **Textiles, Apparel & Luxury Goods 0.5%** | | |
| Culp (1)(2) | 890,000 | 8,357 |
| Steven Madden (2) | 326,250 | 12,238 |
| True Religion Apparel (2) | 500,000 | 14,540 |
| | | 35,135 |
| Total Consumer Discretionary | | 848,240 |
| **CONSUMER STAPLES 2.0%** | | |
| **Beverages 0.4%** | | |
| Coca-Cola Bottling | 397,900 | 26,922 |
| | | 26,922 |
| **Food & Staples Retailing 1.0%** | | |
| Nash Finch (1) | 874,600 | 31,319 |
| PriceSmart | 771,100 | 39,504 |
| Spartan Stores | 182,230 | 3,559 |
| | | 74,382 |
| **Food Products 0.3%** | | |
| J.G. Boswell | 32,000 | 24,640 |
| | | 24,640 |
| **Household Products 0.2%** | | |
| Oil-Dri | 640,000 | 13,708 |
| | | 13,708 |
| **Tobacco 0.1%** | | |
| Alliance One International (2) | 3,600,000 | 11,628 |
| | | 11,628 |
| Total Consumer Staples | | 151,280 |

| | | |
|---|---|---|
| **ENERGY 5.9%** | | |
| **Energy Equipment & Services 2.3%** | | |
| Atwood Oceanics (2) | 615,000 | 27,140 |
| CARBO Ceramics | 358,000 | 58,336 |
| Gulf Island Fabrication | 444,284 | 14,342 |
| Hercules Offshore (2) | 2,000,000 | 11,020 |
| TETRA Technologies (1)(2) | 4,000,000 | 50,920 |
| Union Drilling (2) | 1,185,700 | 12,201 |
| | | 173,959 |
| **Oil, Gas & Consumable Fuels 3.6%** | | |
| Cloud Peak Energy (2) | 1,810,000 | 38,553 |
| Contango Oil & Gas (2) | 500,000 | 29,220 |
| Forest Oil (2) | 585,000 | 15,625 |
| GeoMet (2) | 1,810,000 | 2,136 |
| Northern Oil & Gas (2) | 2,750,000 | 60,912 |
| Oasis Petroleum (2) | 2,435,000 | 72,271 |
| Panhandle Oil & Gas, Class A | 63,843 | 1,883 |
| Penn Virginia | 1,800,000 | 23,778 |
| Swift Energy (2) | 500,000 | 18,635 |
| Venoco (2) | 780,000 | 9,937 |
| | | 272,950 |
| Total Energy | | 446,909 |
| **FINANCIALS 20.5%** | | |
| **Capital Markets 2.8%** | | |
| Ares Capital | 4,000,000 | 64,280 |
| Capital Southwest | 110,000 | 10,150 |
| Edelman Financial Group | 1,420,000 | 11,204 |
| GFI Group | 890,000 | 4,085 |
| Gladstone Capital | 400,000 | 3,696 |
| Gleacher (2) | 3,000,000 | 6,120 |

| | | |
|---|---|---|
| **Diversified Financial Services 0.4%** | | |
| Compass Diversified Holdings, Partnerships | 1,592,796 | 26,265 |
| | | 26,265 |
| **Insurance 4.0%** | | |
| Alterra Capital Holdings | 1,845,000 | 41,143 |
| Assured Guaranty | 698,500 | 11,393 |
| Employers Holdings | 1,000,000 | 16,770 |
| Fortegra Financial (2) | 685,100 | 5,371 |
| Markel (2) | 175,500 | 69,640 |
| Meadowbrook Insurance Group | 1,150,000 | 11,396 |
| National Interstate (1) | 1,243,700 | 28,481 |
| ProAssurance (1)(2) | 1,600,000 | 112,000 |
| SeaBright Holdings | 625,000 | 6,188 |
| | | 302,382 |
| **Real Estate Investment Trusts (REITs) 6.7%** | | |
| Acadia Realty Trust, REIT | 1,508,544 | 30,669 |
| CBL & Associates Properties, REIT | 1,100,000 | 19,943 |
| Cedar Shopping Centers, REIT | 1,531,929 | 7,889 |
| Cousins Properties, REIT | 810,000 | 6,917 |
| DiamondRock Hospitality, REIT | 400,000 | 4,292 |
| EastGroup Properties, REIT | 475,000 | 20,192 |
| First Potomac Realty Trust, REIT | 2,330,000 | 35,672 |
| Hatteras Financial, REIT | 1,070,000 | 30,206 |
| Kilroy Realty, REIT | 1,700,000 | 67,133 |
| Kite Realty Group Trust, REIT (1) | 5,000,000 | 24,900 |
| LaSalle Hotel Properties, REIT | 1,913,600 | 50,404 |
| New York Mortgage, REIT (1) | 759,500 | 5,658 |
| Parkway Properties, REIT | 620,000 | 10,577 |
| Pebblebrook Hotel Trust, REIT | 600,000 | 12,114 |
| Potlatch, REIT | 1,400,000 | 49,378 |
| Redwood Trust, REIT | 2,013,400 | 30,443 |
| Saul Centers, REIT (1) | 1,035,800 | 40,780 |

| | | |
|---|---|---|
| Strategic Hotels & Resorts, REIT (2) | 2,250,000 | 15,930 |
| Terreno Realty, REIT (1) | 555,000 | 9,441 |
| Washington Real Estate Investment Trust, REIT | 1,113,400 | 36,208 |
| | | 508,746 |
| **Thrifts & Mortgage Finance 0.3%** | | |
| Radian | 2,500,000 | 10,575 |
| United Financial Bancorp | 700,000 | 10,801 |
| | | 21,376 |
| Total Financials | | 1,547,767 |
| **HEALTH CARE 5.0%** | | |
| **Biotechnology 0.8%** | | |
| Exelixis (2) | 2,690,000 | 24,102 |
| Infinity Pharmaceuticals (2) | 984,000 | 8,128 |
| Lexicon Pharmaceuticals (2) | 5,477,800 | 9,641 |
| Momenta Pharmaceuticals (2) | 1,150,000 | 22,379 |
| | | 64,250 |
| **Health Care Equipment & Supplies 1.7%** | | |
| Analogic | 520,000 | 27,347 |
| Angiodynamics (2) | 770,000 | 10,957 |
| Atrion (1) | 177,000 | 35,010 |
| Quidel (1)(2) | 2,195,000 | 33,254 |
| RTI Biologics (2) | 31,337 | 85 |
| West Pharmaceutical Services | 455,000 | 19,911 |
| | | 126,564 |
| **Health Care Providers & Services 2.3%** | | |
| Capital Senior Living (1)(2) | 1,835,900 | 17,056 |
| Landauer (1) | 560,000 | 34,490 |
| LCA-Vision (2) | 745,800 | 3,565 |
| National Healthcare | 465,200 | 23,060 |
| Owens & Minor | 2,137,500 | 73,722 |

| | | |
|---|---|---|
| Triple-S Management, Class B (2) | 900,000 | 19,557 |
| | | 171,450 |
| **Life Sciences Tools & Services 0.0%** | | |
| Strategic Diagnostics (1)(2) | 1,650,000 | 3,317 |
| | | 3,317 |
| **Pharmaceuticals 0.2%** | | |
| Cadence Pharmaceuticals (2) | 481,100 | 4,426 |
| Optimer Pharmaceuticals (2) | 600,000 | 7,134 |
| | | 11,560 |
| Total Health Care | | 377,141 |
| **INDUSTRIALS & BUSINESS SERVICES 23.2%** | | |
| **Aerospace & Defense 0.2%** | | |
| American Science Engineering | 50,000 | 4,000 |
| Breeze-Eastern (1)(2) | 610,000 | 6,826 |
| Hexcel (2) | 125,000 | 2,736 |
| | | 13,562 |
| **Air Freight & Logistics 1.1%** | | |
| Hub Group, Class A (2) | 1,435,000 | 54,042 |
| UTi Worldwide | 1,410,000 | 27,763 |
| | | 81,805 |
| **Airlines 0.6%** | | |
| Alaska Air Group (2) | 460,000 | 31,492 |
| SkyWest | 750,000 | 11,295 |
| | | 42,787 |
| **Building Products 1.8%** | | |
| A.O. Smith | 742,200 | 31,395 |
| Ameron International (1) | 555,000 | 36,453 |
| Escrow Smith Investment, EC (2) | 75,000 | 448 |

| | | |
|---|---|---|
| Gibraltar Industries (2) | 1,493,300 | 16,904 |
| Insteel Industries (1) | 920,000 | 11,537 |
| Quanex Building Products | 925,000 | 15,161 |
| Universal Forest Products (1) | 1,000,000 | 23,960 |
| | | 135,858 |
| **Commercial Services & Supplies 2.4%** | | |
| Courier (1) | 1,036,200 | 11,450 |
| G & K Services, Class A | 700,000 | 23,702 |
| McGrath RentCorp (1) | 1,778,700 | 49,946 |
| Mine Safety Appliances | 1,080,000 | 40,327 |
| US Ecology (1) | 975,000 | 16,672 |
| Waste Connections | 1,185,300 | 37,610 |
| | | 179,707 |
| **Construction & Engineering 0.9%** | | |
| Comfort Systems USA | 1,580,000 | 16,764 |
| Insituform Technologies, Class A (2) | 1,730,000 | 36,278 |
| Pike Electric (2) | 1,090,000 | 9,636 |
| Sterling Construction (2) | 360,000 | 4,957 |
| | | 67,635 |
| **Electrical Equipment 1.5%** | | |
| Belden | 1,485,000 | 51,767 |
| Comarco (1)(2) | 670,000 | 228 |
| Franklin Electric | 320,000 | 15,024 |
| LSI Industries | 139,300 | 1,106 |
| Woodward | 1,226,400 | 42,752 |
| | | 110,877 |
| **Industrial Conglomerates 1.6%** | | |
| Raven Industries (1) | 2,145,100 | 119,503 |
| Smith Investment (2) | 43,100 | 108 |
| | | 119,611 |

| | | |
|---|---|---|
| **Machinery 5.1%** | | |
| 3-D Systems (1)(2) | 4,070,000 | 80,220 |
| Astec Industries (2) | 610,000 | 22,558 |
| Badger Meter | 700,000 | 25,893 |
| Cascade | 369,000 | 17,553 |
| CIRCOR International | 550,000 | 23,557 |
| Colfax (2) | 585,900 | 14,530 |
| Greenbrier Companies (2) | 850,000 | 16,796 |
| Lydall (1)(2) | 1,650,000 | 19,734 |
| Middleby (2) | 300,000 | 28,212 |
| Nordson | 1,111,400 | 60,960 |
| RBC Bearings (2) | 500,000 | 18,880 |
| Robbins & Myers | 400,000 | 21,140 |
| Sun Hydraulics | 716,778 | 34,262 |
| | | 384,295 |
| **Marine 1.1%** | | |
| International Shipholding (1) | 525,000 | 11,172 |
| Kirby (2) | 1,010,000 | 57,237 |
| Overseas Shipholding Group | 540,000 | 14,547 |
| | | 82,956 |
| **Professional Services 1.2%** | | |
| Dolan (2) | 1,470,000 | 12,451 |
| FTI Consulting (2) | 910,000 | 34,525 |
| Kforce (2) | 880,100 | 11,512 |
| Navigant Consulting (2) | 1,420,000 | 14,896 |
| On Assignment (1)(2) | 2,120,200 | 20,841 |
| | | 94,225 |
| **Road & Rail 4.0%** | | |
| Genesee & Wyoming, Class A (2) | 1,940,000 | 113,762 |
| Landstar System (1) | 2,610,000 | 121,313 |
| Patriot Transportation Holdings (1)(2) | 855,000 | 19,126 |

| | | |
|---|---|---|
| RailAmerica (2) | 751,357 | 11,270 |
| Universal Truckload Services (2) | 594,857 | 10,190 |
| USA Truck (1)(2) | 1,000,000 | 11,300 |
| Vitran (1)(2) | 1,180,000 | 14,986 |
| | | 301,947 |
| **Trading Companies & Distributors 1.7%** | | |
| Aceto | 1,087,844 | 7,299 |
| Applied Industrial Technologies | 600,000 | 21,366 |
| Beacon Roofing Supply (2) | 1,635,000 | 37,311 |
| Essex Rental (1)(2) | 1,700,000 | 11,203 |
| Kaman | 950,000 | 33,697 |
| United Rentals (2) | 835,000 | 21,209 |
| | | 132,085 |
| Total Industrials & Business Services | | 1,747,350 |
| **INFORMATION TECHNOLOGY 11.2%** | | |
| **Communications Equipment 0.8%** | | |
| Blue Coat Systems (2) | 550,000 | 12,023 |
| Ixia (2) | 1,700,000 | 21,760 |
| Shoretel (2) | 1,193,400 | 12,173 |
| Sonus Networks (2) | 4,500,000 | 14,580 |
| | | 60,536 |
| **Computers & Peripherals 0.5%** | | |
| Intevac (2) | 941,800 | 9,616 |
| Synaptics (2) | 780,000 | 20,077 |
| Xyratex (2) | 750,000 | 7,695 |
| | | 37,388 |
| **Electronic Equipment, Instruments & Components 3.7%** | | |
| Cognex | 886,000 | 31,391 |
| Electro Rent (1) | 2,118,500 | 36,269 |
| Electro Scientific Industries (2) | 939,200 | 18,127 |

| | | |
|---|---|---|
| Fabrinet (2) | 575,200 | 13,966 |
| FLIR Systems | 465,000 | 15,675 |
| GTSI (1)(2) | 955,000 | 5,128 |
| Littelfuse | 667,000 | 39,166 |
| Methode Electronics | 1,635,000 | 18,982 |
| MTS Systems | 393,504 | 16,460 |
| Newport (2) | 835,000 | 15,172 |
| Power-One (2) | 1,455,000 | 11,785 |
| Richardson Electronics | 408,146 | 5,547 |
| Synnex (2) | 940,000 | 29,798 |
| Zygo (1)(2) | 1,380,000 | 18,244 |
| | | 275,710 |

**Internet Software & Services 0.7%**

| | | |
|---|---|---|
| Digital River (2) | 90,000 | 2,895 |
| RealNetworks (2) | 2,800,000 | 9,520 |
| Saba Software (1)(2) | 1,502,000 | 13,563 |
| Taleo, Class A (2) | 835,000 | 30,920 |
| | | 56,898 |

**IT Services 0.5%**

| | | |
|---|---|---|
| Kratos Defense & Security Solutions (1)(2) | 1,603,100 | 19,494 |
| Startek (1)(2) | 925,000 | 3,191 |
| TNS (2) | 1,000,000 | 16,600 |
| | | 39,285 |

**Semiconductor & Semiconductor Equipment 3.6%**

| | | |
|---|---|---|
| Actions Semiconductor, ADR (2) | 1,175,000 | 2,479 |
| Advanced Energy Industries (2) | 1,365,600 | 20,197 |
| ATMI (2) | 719,400 | 14,697 |
| Brooks Automation (2) | 2,215,000 | 24,055 |
| BTU International (1)(2) | 800,800 | 5,638 |
| Cabot Microelectronics (2) | 550,000 | 25,558 |
| Cohu (1) | 1,285,000 | 16,846 |
| Cyberoptics (1)(2) | 694,300 | 6,728 |

| | | |
|---|---|---|
| Cymer (2) | 250,000 | 12,378 |
| Entegris (2) | 2,150,000 | 21,758 |
| Kopin (2) | 1,520,000 | 7,159 |
| Mattson Technology (2) | 1,140,000 | 2,166 |
| Microsemi (2) | 645,000 | 13,223 |
| Standard Microsystems (2) | 870,000 | 23,481 |
| Supertex (2) | 551,500 | 12,354 |
| Teradyne (2) | 1,000,000 | 14,800 |
| Veeco (2) | 695,000 | 33,645 |
| Zarlink Semiconductor (2) | 5,000,000 | 12,150 |
| | | 269,312 |
| **Software 1.4%** | | |
| Accelrys (2) | 1,070,000 | 7,608 |
| Callidus Software (2) | 1,000,000 | 5,850 |
| Monotype Imaging Holdings (2) | 80,000 | 1,130 |
| Progress Software (2) | 2,625,000 | 63,341 |
| Websense (2) | 1,064,300 | 27,640 |
| | | 105,569 |
| Total Information Technology | | 844,698 |
| **MATERIALS 8.6%** | | |
| **Chemicals 3.0%** | | |
| American Vanguard (1) | 2,000,000 | 25,940 |
| Arch Chemicals | 915,000 | 31,513 |
| Hawkins (1) | 575,300 | 20,837 |
| Innospec (1)(2) | 2,404,400 | 80,812 |
| KMG Chemicals | 344,900 | 5,808 |
| Minerals Technologies | 360,000 | 23,865 |
| Penford (1)(2) | 1,011,000 | 5,358 |
| Rockwood Holdings (2) | 510,000 | 28,198 |
| | | 222,331 |

## Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

| Affiliate | Purchase Cost | Sales Cost | Investment Income | Value 6/30/11 | Value 12/31/10 |
|---|---|---|---|---|---|
| 3-D Systems | $ - | $ 652 | $ - | $ 80,220 | $ 65,184 |
| Aaron's | 29 | - | 116 | 125,757 | 90,706 |
| Actions Semiconductor, ADR | - | 1,830 | - | * | 3,178 |
| American Vanguard | - | - | 60 | 25,940 | 17,080 |
| Ameron International | 2,332 | - | 318 | 36,453 | 39,712 |
| Atrion | - | - | 149 | 35,010 | 31,765 |
| Black Diamond | 850 | - | - | 8,471 | - |
| Breeze-Eastern | - | 3,170 | - | 6,826 | 5,459 |
| Bridge Capital | - | - | - | * | 6,113 |
| BTU International | 483 | - | - | 5,638 | 6,832 |
| Capital Senior Living | 178 | - | - | 17,056 | 12,127 |
| Cavco Industries | 3,129 | - | - | 30,551 | 28,014 |
| Christopher & Banks | 860 | - | - | 10,350 | * |
| Clearwater Paper | - | - | - | 44,723 | 51,286 |
| Clearwater Paper 7.125%, 11/1/18 | - | - | 83 | 2,383 | 2,401 |
| Clearwater Paper 10.625%, 6/15/16 | - | - | 239 | 5,057 | 5,141 |
| Cobiz Financial | - | - | 53 | 17,396 | 16,173 |
| Cohu | 1,307 | - | 148 | 16,846 | 19,730 |
| Comarco | - | - | - | 228 | 280 |
| Courier | - | - | 435 | 11,450 | 16,082 |
| CSS Industries | 120 | - | 297 | 20,742 | 20,301 |
| Culp | 87 | - | - | 8,357 | 9,117 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $4,853,666) | $ 7,536,971 |
| Receivable for investment securities sold | 16,147 |
| Dividends and interest receivable | 7,119 |
| Receivable for shares sold | 6,212 |
| Cash | 20 |
| Other assets | 825 |
| Total assets | 7,567,294 |
| **Liabilities** | |
| Payable for shares redeemed | 12,596 |
| Payable for investment securities purchased | 7,872 |
| Investment management fees payable | 3,897 |
| Due to affiliates | 684 |
| Other liabilities | 709 |
| Total liabilities | 25,758 |
| **NET ASSETS** | $ 7,541,536 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 16,684 |
| Accumulated undistributed net realized gain | 129,548 |
| Net unrealized gain | 2,683,305 |
| Paid-in capital applicable to 198,405,957 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized | 4,711,999 |
| **NET ASSETS** | $ 7,541,536 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** ($6,431,725,116 / 169,032,866 shares outstanding) | $ 38.05 |
| **Advisor Class** ($1,109,811,263 / 29,373,091 shares outstanding) | $ 37.78 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Changes in Net Assets

($000s)

| | 6 Months Ended 6/30/11 | Year Ended 12/31/10 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 13,931 | $ 46,597 |
| Net realized gain | 62,115 | 211,677 |
| Change in net unrealized gain | 303,298 | 1,149,199 |
| Increase in net assets from operations | 379,344 | 1,407,473 |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | – | (42,362) |
| Advisor Class | – | (5,570) |
| Net realized gain | | |
| Investor Class | – | (84,725) |
| Advisor Class | – | (15,243) |
| Decrease in net assets from distributions | – | (147,900) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 603,003 | 896,001 |
| Advisor Class | 114,719 | 219,944 |
| Distributions reinvested | | |
| Investor Class | – | 120,939 |
| Advisor Class | – | 19,703 |
| Shares redeemed | | |
| Investor Class | (479,975) | (912,273) |
| Advisor Class | (135,144) | (141,615) |
| Redemption fees received | 254 | 365 |
| Increase in net assets from capital share transactions | 102,857 | 203,064 |
| **Net Assets** | | |
| Increase during period | 482,201 | 1,462,637 |
| Beginning of period | 7,059,335 | 5,596,698 |
| End of period | $ 7,541,536 | $ 7,059,335 |
| Undistributed net investment income | 16,684 | 2,753 |

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares: the Small-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1988, and the Small-Cap Value Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $12,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $(973,000) for the six months ended June 30, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche) and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments) and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2011, there were no securities on loan.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $18,000 for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $257,411,000 and $176,885,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized ordinary income and capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to REIT dividends and net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $1,369,000.

At June 30, 2011, the cost of investments for federal income tax purposes was $4,853,666,000. Net unrealized gain aggregated $2,683,305,000 at period-end, of which $3,072,025,000 related to appreciated investments and $388,720,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $847,000 for T. Rowe Price Services, Inc.; and $1,731,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2011, the fund was allocated $60,000 of Spectrum Funds’ expenses and $862,000 of Retirement Funds’ expenses. Of these amounts, $534,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2011, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 14% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the total expense ratio for both classes was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011